EVENTS AFTER THE REPORTING PERIOD	6 Months Ended
Jun. 30, 2024
Events After The Reporting Period [Abstract]
EVENTS AFTER THE REPORTING PERIOD	EVENTS AFTER THE REPORTING PERIOD
Wells Fargo Credit Facility

Subsequent to period end, the Company borrowed an additional $2,500 under the Revolving Credit Facility from the Wells Fargo Credit Facility.

Share Repurchase Program

Subsequent to period end, the Company repurchased 798,061 shares for an average price of $8.87 under the share repurchase program.
In August 2024, the Company’s board of directors increased the previously approved share repurchase program to repurchase up to an additional $10,000 of the Company’s ordinary shares in open market transactions, including under plans complying with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended. Total availability under the repurchase program as of August 12, 2024, prior to the approved increase discussed in the previous sentence, was nil.